                             CONSENT TO ASSIGNMENT

                                       OF

                        MENTAL HEALTH SERVICES CONTRACT

                                    BETWEEN

                THE STATE OF TENNESSEE DEPARTMENT OF CORRECTIONS

                                      AND

                               MHM SERVICES, INC.


WHEREAS, MHM Services, Inc. (Contractor), entered into a Mental Health Services Contract with the State of Tennessee, Department of Correction (TDOC) effective on July 1, 1997, and Paragraph D.5 of that Agreement requires the Contractor to obtain TDOC's prior written consent before assigning Contractor's rights and responsibilities under the contract to any other party;

WHEREAS, Contractor desires to assign all of the right and responsibilities under the Mental Health Services Contract to its wholly-owned subsidiary, MHM Correctional Services, Inc., effective July 1, 1997, a copy of which Assignment is attached.

NOW, THEREFORE, TDOC hereby consents to such assignment of Contractor's rights and responsibilities under the Mental Health Services Contract to MHM Correctional Services, Inc., subject to Contractor remaining responsible for performance by MHM Correctional Services, Inc. of its duties and obligations under the Mental Health Services Contract.

The State is not bound by this consent to assignment until it is approved by the appropriate State officials as indicated on the signature page of this Amendment.






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
                                   ASSIGNMENT

This instrument is entered into this 10th day of October, 1997, between MHM Services, Inc. (Assignor) and MHM Correctional Services, Inc. (Assignee).

WHEREAS, Assignor entered into a Mental Health Services Contract with the State of Tennessee Department of Correction (TDOC) on July 1, 1997.

Effective as of July 1, 1997, Assignor transfers and assigns for a good and valuable consideration and $1.00 cash in hand paid, receipt of which is acknowledged, all of its rights and responsibilities under the Mental Health Services Contract, to Assignee. Assignee agrees to accept all of Assignor's said rights and responsibilities as if the Mental Health Services Contract were fully set forth herein and Assignee agrees to assume all of Assignor's duties and obligations under the Mental Health Services Contract. Not withstanding this assignment, Assignor shall remain responsible for performance of the duties and obligations of Assignor set forth in the aforesaid Mental Health Services contract.

Accepted and agreed to this 10th day of October, 1997.

ASSIGNOR:
MHM Services, Inc.

By: [SIG]
   --------------------------
Title: President
       ----------------------

ASSIGNEE:
MHM Correctional Services, Inc.

By: [SIG]
   --------------------------
Title: Vice President
       ----------------------

IN WITNESS WHEREOF, the parties have by their duly authorized representatives set their signature.

CONTRACTOR:
MHM Services, Inc.

By: [SIG]                                       Date: 10/10/97
   --------------------------                        --------------
Title: President
       ----------------------

                       {Signatures Continued on Next Page}


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

STATE OF TENNESSEE
DEPARTMENT OF CORRECTION:

By: /s/ DONAL CAMPBELL                                  Date:   10/29/97
   --------------------------                                 -----------
   Donal Campbell
   Commissioner

Approved:
COMMISSIONER OF FINANCE AND ADMINISTRATION:

By: /s/ JOHN D. FERGUSON                                Date:   11/5/97
   --------------------------                                 -----------
   John Ferguson
   Commissioner

STATE OF TENNESSEE
COMPTROLLER OF THE TREASURY:

By: /s/ WILLIAM R. SNODGRASS                            Date:  11/7/97
   --------------------------                                 -----------
   Williamn R. Snodgrass
   Comptroller

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